UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

Masonite International Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The following e-mail communication was sent to employees of Masonite International Corporation (“Masonite”) on February 9, 2024 by Masonite Chief Executive Officer Howard Heckes in connection with the proposed acquisition of Masonite by Owens Corning (the “Transaction”):

Subject Line: Important Company News

Masonite team,

The past few weeks at Masonite have been very eventful, and today brings our biggest news yet: I am excited to share that we have entered into an agreement for our company to be acquired by Owens Corning.

I understand this is likely a surprising development, but I strongly believe that this is the right next step for our future. As you know, Masonite was founded in 1925 on William H Mason’s innovative process to turn waste wood into valuable products. Nearly a century later, we are transforming the door industry with differentiated solutions while building a legendary brand. Today’s announcement is recognition of all that hard work, including the efforts of every employee to build a truly best-in-class company in our sector, and will be a driving force for future growth and success.

This transaction is built on the mutual respect Owens Corning and Masonite have for each other. As we have gotten to know the Owens Corning leadership team, it is clear that we share similar values, culture and business priorities. They are fully supportive of our Doors That Do MoreTM strategy, and this provides an opportunity to accelerate our execution. Owens Corning is expanding into the door category and is acquiring an industry leader and an outstanding team.

You’re understandably wondering what this means for you and for our entire team. Importantly, after the transaction closes, we will operate as a reportable segment based in Tampa. While this is only day one, and we don’t have all the answers just yet, we will have a chance to further discuss today’s announcement and what comes next at a virtual Town Hall meeting this morning (see link/details below). In the coming days, you’ll also hear directly from Owens Corning’s CEO, Brian Chambers, and have the opportunity to learn more about the Owens Corning business and why they chose Masonite.

It is important that we remain focused on safety, our 2024 Framework and delivering on our commitments to customers. We expect to close the transaction in mid-2024 and will be working through the approval process over the next few months. My commitment to you is that we will provide updates on the process as we have news to share.

I look forward to seeing you all on today’s Town Hall at 9:00 AM ET. Please use this link to join and bring your questions for our leadership team.

Howard

Consistent with company policy, please refer any outside inquiries on this news to our authorized company spokespersons at mediainquiries@masonite.com.

This message is available in Spanish and French. Click here for Spanish and here for French.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements present current forecasts and estimates of future events. These statements do not strictly relate to historical or current results and can be identified by words such as “anticipate,” “appear,” “assume,”

“believe,” “estimate,” “expect,” “forecast,” “intend,” “likely,” “may,” “plan,” “project,” “seek,” “should,” “strategy,” “will,” “can,” “could,” “predict,” “future,” “potential,” “intend,” “forecast,” “look,” “build,” “focus,” “create,” “work,” “continue,” “target,” “poised,” “advance,” “drive,” “aim,” “approach,” “seek,” “schedule,” “position,” “pursue,” “progress,” “budget,” “outlook,” “trend,” “guidance,” “commit,” “on track,” “objective,” “goal,” “opportunity,” “ambitions,” “aspire” and variations of negatives of such terms or variations thereof. Other words and terms of similar meaning or import in connection with any discussion of future plans, actions, events or operating, financial or other performance identify forward-looking statements.

Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements regarding the transactions contemplated by the Arrangement Agreement (the “Agreement”) by and among Masonite International Corporation (“Masonite”), Owens Corning (“Owens Corning”), and MT Acquisition Co ULC (the “Transaction”), including the expected time period to consummate the Transaction, the anticipated benefits (including synergies) of the Transaction and integration and transition plans, opportunities, anticipated future performance, expected share buyback programs and expected dividends. All such forward-looking statements are based upon current plans, estimates, expectations and ambitions that are subject to risks, uncertainties, assumptions and other factors, many of which are beyond the control of Masonite and Owens Corning, that could cause actual results to differ materially from the results projected in such forward-looking statements. These risks, uncertainties, assumptions and other factors include, without limitation: statements regarding the expected timing and structure of the Transaction; the ability of the parties to complete the Transaction; the expected benefits of the Transaction, such as improved operations, enhanced revenues and cash flow, synergies, growth potential, market profile, business plans, expanded portfolio and financial strength; the timing, receipt and terms and conditions of any required governmental, court and regulatory approvals of the Transaction; the ability of Owens Corning to successfully integrate the operations of Masonite and to achieve expected synergies; cost reductions and/or productivity improvements, including the risk that problems may arise which may result in the combined company not operating as effectively and efficiently as expected; the occurrence of any event, change or other circumstances that could give rise to the termination of the Agreement; the possibility that Masonite’s shareholders may not approve the Transaction; the risk that the anticipated tax treatment of the Transaction is not obtained; the risk that the parties may not be able to satisfy the conditions to the Transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the Transaction; the risk that any announcements relating to the Transaction could have adverse effects on the market price of Masonite’s or Owens Corning’s common shares; the risk that the Transaction and its announcement could have an adverse effect on the parties’ business relationships and businesses generally, including the ability of Masonite and Owens Corning to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers, and on their operating results and businesses generally; unexpected future capital expenditures; potential litigation relating to the Transaction that could be instituted against Masonite and/or Owens Corning or their respective directors and/or officers; the risk that the combined company may not buy back shares; third party contracts containing material consent, anti-assignment, transfer or other provisions that may be related to the Transaction which are not waived or otherwise satisfactorily resolved; the competitive ability and position of Owens Corning following completion of the Transaction; legal, economic and regulatory conditions; and any assumptions underlying any of the foregoing; levels of residential and commercial or industrial construction activity; demand for Masonite and Owens Corning products; industry and economic conditions including, but not limited to, supply chain disruptions, recessionary conditions, inflationary pressures, interest rate and financial market volatility and the viability of banks and other financial institutions; availability and cost of energy and raw materials; levels of global industrial production; competitive and pricing factors; relationships with key customers and customer concentration in certain areas; issues related to acquisitions, divestitures and joint ventures or expansions; various events that could disrupt operations, including climate change, weather conditions and storm activity such as droughts, floods, avalanches and earthquakes, cybersecurity attacks, security threats and governmental response to them, and technological changes; legislation and related regulations or interpretations, in the United States or elsewhere; domestic and international economic and political conditions, policies or other governmental actions, as well as war and civil disturbance; changes to tariff, trade or investment policies or laws; uninsured losses, including those from natural disasters, catastrophes, pandemics, theft or sabotage; environmental, product-related or other legal and regulatory unforeseen or unknown liabilities, proceedings or actions; research and development activities and intellectual property protection; issues involving implementation and protection of information technology systems; foreign exchange and commodity price fluctuations; levels of indebtedness; liquidity and the availability and cost of credit; rating agency actions and Masonite’s and Owens Corning’s ability to access short-and long-term debt markets on a timely and affordable basis; the level of fixed costs required to run Masonite’s and Owen Corning’s businesses; levels of goodwill or other indefinite-lived intangible assets; labor disputes or shortages, changes in labor costs and labor difficulties; effects of industry, market, economic, legal or legislative, political or regulatory conditions outside of Masonite’s or Owens Corning’s control; and other factors detailed from time to time in Masonite’s and Owens Corning’s SEC filings.

All forward-looking statements in this communication should be considered in the context of the risks and other factors described above and in the specific factors discussed under the heading “Risk Factors” in both Masonite’s and Owens Corning’s most recent Annual Report on Form 10-K filed with the SEC, in each case as these risk factors are amended or supplemented by subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, which will be incorporated by reference into the Proxy Statement. Masonite’s reports that are filed with the SEC are available on Masonite’s website at https://investor.masonite.com/ and on the SEC’s website at http://www.sec.gov, and Owen Corning’s reports that are filed with the SEC are available on Owen Corning’s website at https://investor.owenscorning.com/investors and on the SEC website at http://www.sec.gov. Any forward-looking statements speak only as of the date the statement is made and neither Masonite nor Owen Corning undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. It is not possible to identify all of the risks, uncertainties and other factors that may affect future results. In light of these risks and uncertainties, the forward-looking events and circumstances discussed herein may not occur and actual results may differ materially from those anticipated or implied in the forward-looking statements. Accordingly, readers are cautioned not to place undue reliance on any forward-looking statements.

Additional Information and Where to Find It

In connection with the Transaction, Masonite expects to file with the SEC and furnish to its shareholders a proxy statement on Schedule 14A (the “Proxy Statement”), as well as other relevant documents regarding the Transaction. The information in the preliminary Proxy Statement will not be complete and may be changed. After filing its definitive Proxy Statement with the SEC, Masonite will mail its definitive Proxy Statement and a proxy card to Masonite’s shareholders entitled to vote at a special meeting relating to the Transaction, seeking their approval of the respective Transaction-related proposals. The Proxy Statement will contain important information about the Transaction and related matters. This communication is not a substitute for the Proxy Statement Masonite may file with the SEC in connection with the Transaction.

INVESTORS AND SECURITY HOLDERS OF MASONITE ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, AS WELL AS OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MASONITE, OWENS CORNING, THE TRANSACTION AND THE OTHER TRANSACTIONS CONTEMPLATED BY THE AGREEMENT THAT HOLDERS OF MASONITE’S SECURITIES SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING VOTING.

Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents filed with the SEC when available without charge through the website maintained by the SEC at www.sec.gov or, in the case of documents filed by Masonite, by directing a request to Marcus Devlin, Director, Investor Relations at investorrelations@masonite.com, or by calling 813-877-2726, or from Masonite’s website https://investor.masonite.com, or, in the case of documents filed by Owens Corning, by directing a request to Amber Wohlfarth, Vice President, Investor Relations at Amber.Wohlfarth@owenscorning.com, or by calling 419-248-5639, or from Owen Corning’s website https://investor.owenscorning.com/investors.

Participants in the Solicitation

Masonite and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the Transaction.

Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies in connection with the Transaction, including a description of their direct or indirect interests in the Transaction, by security holdings or otherwise, will be set forth in the Proxy Statement(s) and other relevant materials related to the Transaction when they are filed with the SEC.

Information regarding Masonite’s directors and executive officers, their ownership of Masonite common shares, and Masonite’s transactions with related parties is contained in the sections entitled “Proposal 1: Election of Directors,” “Security Ownership of Certain Beneficial Owners and Management,” and “Certain Relationships and Related Party Transactions” included in Masonite’s proxy statement for the 2023 annual meeting of shareholders, which was filed with the SEC on March 29, 2023 (and which is available at https://www.sec.gov/Archives/edgar/data/893691/000119312523083032/d326829ddef14a.htm), in the sections entitled “Directors, Executive Officers and Corporate Governance” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” included in Masonite’s Annual Report on Form 10-K for the year ended January 1, 2023, which was filed with the SEC on February 28, 2023 (and which is available at https://www.sec.gov/Archives/edgar/data/893691/000089369123000013/door-20230101.htm), and in Masonite’s Current Report on Form 8-K filed with the SEC on May 12, 2023 (and which is available at https://www.sec.gov//Archives/edgar/data/893691/000089369123000037/door-20230511.htm). To the extent holdings of Masonite securities by the directors and executive officers of Masonite have changed from the amounts of securities of Masonite held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. These documents can be obtained free of charge from the sources indicated in the previous section.

The following communication was made available to employees of Masonite on an employee intranet site on February 9, 2024 in connection with the Transaction:

Employee FAQ

1.	Why is Masonite being acquired by Owens Corning?

•	Owens Corning has great admiration for our brands, team, strong execution on our Doors That Do MoreTM strategy and growth potential.

•	As part of a larger company, we can leverage additional resources to unlock more opportunities for our business, people and customers.

•	It was important that we find a partner who can accelerate our strategic plan while delivering value for our shareholders – we have found that in Owens Corning.

2.	Who is Owens Corning?

•	Owens Corning is a global building and construction materials leader whose mission is to build a sustainable future through material innovation.

•	Owens Corning has a rich history dating back to 1938 and is based in Toledo, Ohio, with approximately 19,000 team members, operations in more than 30 countries and over 100 manufacturing facilities.

•	Owens Corning currently has three reportable segments – roofing, insulation and composites. Upon close of the transaction, Doors will operate as an additional reportable segment.

•	We encourage you to read more about Owens Corning here.

3.	How will Masonite and our brands fit into the overall organization of Owens Corning? When will we know what the new organizational structure will be?

•	Owens Corning currently has three reportable segments – roofing, insulation and composites. Upon close of the transaction, Doors will operate as an additional reportable segment.

•	A joint cross functional integration planning team is being formed and will work closely together to determine how to most effectively bring the businesses together.

•	Additional details regarding the organizational structure post-close will be determined in the coming weeks and months. We will keep our employees updated along the way.

4.	How is this going to change our corporate culture?

•	We are bringing together two companies with storied histories and a shared focus on innovation and making life better at home for the people who use our products every day.

•

We have a similar culture to Owens Corning – safety is the number one priority for both companies, along with being reliable partners for our customers and being a positive influence in the communities where we live and work.

•

Owens Corning is grounded by its purpose, our people and our products make the world a better place, which is in direct alignment with ours at Masonite we help people walk through walls, both literally by the doors we make and metaphorically in how we eliminate barriers to enable people to reach their full potential.

•

Just like us, Owens Corning’s employees are core to its business and are deeply focused on employee development with competitive benefits and numerous programs for career development. You can read more here.

5.	Will our brand names change?

•	Owens Corning appreciates the value of our brands and we expect to continue marketing our products under our existing recognized brands.

6.	Will the Masonite leadership team remain in place following close?

•	As with any transaction of this size, there may be select management transitions as we become part of Owens Corning.

•	While we do not have a final answer today, we will work closely with Owens Corning to ensure this is as seamless as possible for all stakeholders and we will update you as we know more.

•	Until closing, Masonite remains an independent company and our team will continue to lead us. Our leadership team is firmly committed to ensuring this integration is a success.

7.	Will Owens Corning keep our corporate offices in Tampa, Chicago and Charlotte? Will we still be making the HQ office move?

•	We will maintain our presence in Tampa, including our new HQ building in Ybor City.

•

Additional details regarding our other corporate offices will be determined as part of our joint integration planning, however no decisions have been made at this time. We will keep you updated as decisions are made.

8.	Will any plants close as a result of this announcement?

•	Until closing, Masonite remains an independent company and it is business as usual, including at our plants.

•	We have complementary manufacturing networks and expect there will be limited impact to our plant facilities.

•

Additional details regarding our other corporate offices will be determined as part of our joint integration planning, however no decisions have been made at this time. We will keep you updated as decisions are made.

•	As always, both Masonite and Owens Corning continuously evaluate operations in an effort to best serve our customers.

9.	Will there be layoffs?

•	We and Owens Corning have distinct businesses and geographically complementary operations, and Owens Corning values the operational excellence and extensive industry experience of our global teams.

•	As with any transaction like this, there will be some overlap in certain functional areas but these are decisions that we have never taken lightly.

•	The joint cross functional integration planning team will carefully evaluate the necessary resources for the combined business and will take the utmost care in making those determinations.

•	Both Masonite and Owens Corning have a shared commitment to timely communications with as much notice as possible.

•	Please remember that this announcement is the first step in this process and we are operating as usual.

10.	Will employees be paid severance if they are terminated as a result of the combination with Owens Corning?

•	Please remember that this announcement is the first step in this process and many decisions still need to be made as we bring the companies together.

•	We and Owens Corning have distinct businesses and geographically complementary operations, and Owens Corning values the operational excellence and extensive industry experience of our global teams.

•

We will work closely with the Owens Corning team over the coming months to plan for a thoughtful and successful integration. Decisions that impact our people are never taken lightly. We will continue to update you as we have information to share.

•	Anyone who is separated as a result of the combination with Owens Corning will be eligible for severance and outplacement assistance.

11.	Should I expect any changes to my compensation, benefits, or other terms of my employment?

•	Until the transaction closes, there is no change to your compensation structure or benefits, including Masonite’s 401(k) and health plans.

•

For twelve months after closing, employees who continue on as part of the combined company should expect to see no changes to their current base pay, nor their current total level of incentive compensation, although the mix of cash and long-term incentive compensation may change.

•	As integration planning progresses, we will communicate any future changes on a timely basis.

12.	What happens to the Masonite stock I own?

•	Upon closing, you will receive $133.00 in cash for each share of Masonite common stock that you own.

•

If you own Masonite stock, there is no action you need to take right now. We will be communicating separately with all Masonite shareholders, including employee owners, in the coming weeks as we near the Special Meeting to approve the transaction.

13.	What about my Masonite restricted stock units (RSUs)?

•	If you have Masonite RSUs that have not vested, those will convert into Owens Corning RSUs of equivalent value when the combination closes.

•

If you participate in the Masonite stock incentive compensation program, your 2024 equity awards will be granted entirely as RSUs this year, which will also convert into Owens Corning RSUs of equivalent value when the combination closes.

•	The Owens Corning RSUs will not reset and will vest on the same schedule as your current Masonite RSUs.

14.	What about my Masonite performance restricted stock units (PSUs)?

•	If you have Masonite PSUs that have not vested, those will convert into Owens Corning RSUs of equivalent value when the combination closes.

•

The amount of Owens Corning RSUs will be determined, in part, based on what we have already earned at Masonite, and for the remaining open performance periods, will be considered to have been met at 122% of target (which is consistent with Masonite’s historical average over the last several years).

•	The Owens Corning RSUs will be subject to service-based vesting over the same vesting period as the Masonite PSUs.

15.	What about my Masonite stock appreciation rights (SARs)?

•	If you have Masonite SARs, those will be paid out when the transaction closes for a cash amount equal to $133.00 minus the exercise price.

•	Any Masonite SARs with an exercise price equal to or greater than $133.00 will be canceled when the transaction closes without payment.

•	For example, if you have 100 SARs with an exercise price of $65.00, they will be paid out for a cash amount equal to $133.00 minus $65.00, multiplied by 100, which is equal to $6,800.00.

16.	What will happen to the ESPP?

•	No new members will be able to join the ESPP.

•	If you are a part of the ESPP, you can continue in that program at your current payroll contribution rate up through July 31, 2024, or, if earlier, the closing of the transaction.

17.	Will there be any changes to the corporate fixed hybrid work schedule?

•	There is no change to the schedule at this time. Both Masonite and Owens Corning have a shared commitment to timely communications and we will share any future changes with as much notice as possible.

•

Owens Corning’s policy for their world headquarters is to be in the office for collaboration Tuesday-Thursday. Other locations vary based on local needs and practice. Certain roles within Owens Corning are fully remote, depending on the individual facts and circumstances and are subject to manager approval.

18.	If I work in a facility, will there be any changes to my work schedule?

•	Until we close the transaction, there are no changes to any work schedules.

•	Even after the transaction closes, we expect there will be limited impact to our plant facilities and as a result, your work schedule will likely remain the same following close.

•	Both Masonite and Owens Corning have a shared commitment to timely communications and we will share any future changes with as much notice as possible.

19.	What will happen to temporary employee contracts? Will they continue?

•	There are no current plans to change the resourcing approach to our businesses.

•	Both Masonite and Owens Corning have a shared commitment to timely communications and we will share any future changes with as much notice as possible.

20.	If I am an hourly worker, are there changes to my pay schedule?

•	We do not expect immediate changes to our payroll processes post-close.

•	How payroll will be processed following close is a topic that will be addressed as part of our joint integration planning with Owens Corning.

•	Both Masonite and Owens Corning have a shared commitment to timely communications and we will share any future changes with as much notice as possible.

•

Please remember that this announcement is the first step in this process and we expect to close the transaction in mid-2024. Until then, Masonite remains an independent company and it is business as usual, including with respect to how and when employees are paid.

21.	Will we continue to have overtime opportunities with Owens Corning?

•	After the transaction closes, we expect there will be limited impact to our plant facilities and as a result, your work schedule and overtime opportunities will likely remain the same following close.

22.	Am I allowed to contact my counterpart at Owens Corning?

•

We have strict guidelines prior to closing and we ask that you do not engage with Owens Corning employees unless a member of Masonite’s leadership teams asks you to. Our two companies will continue to operate independently until the close of the transaction.

•	In the coming weeks, we will establish a joint cross functional team to facilitate a successful integration.

23.	If I see a position posted at Owens Corning I’d like to apply for, what should I do?

•	Until the transaction closes, which we expect to occur in mid-2024, we are continuing to operate as a standalone company. This means there is no change to your job.

•	The joint cross functional integration planning team will carefully evaluate the necessary resources for the combined business and will take the utmost care in making those determinations.

•

Should your job be impacted by the transaction, we will assist you through that process and provide as much support as possible, including finding ways to apply for a different job within Owens Corning.

24.	Will there be any changes to Masonite’s Community Grant Program?

•	This is one of the many items that will be determined as part of our joint integration planning.

•

We are incredibly proud of our program and the impact we can make on organizations and causes that are important to our employees and this is a commitment Owens Corning shares through The Owens Corning Foundation, which you can read about here.

25.	How will the transaction affect our relationships with customers and suppliers?

•	As we continue to grow and innovate under Owens Corning, we will have access to more resources to accelerate our Doors That Do MoreTM strategy and better serve our customers.

•	We will continue to provide our customers with excellent service and high-quality products.

•	We expect a seamless transition for our customers and suppliers. Should there be any process changes following close, those will be communicated to our customers and suppliers on a timely basis.

26.	Is Masonite continuing to explore options for our Architectural segment?

•	The Company is continuing to explore potential options for the Architectural segment.

27.	Who can I contact if I have more questions?

•	If you have additional questions, please contact your manager.

•	As always, we will provide updates on the process as we have news to share.

28.	What do I do if I am contacted by an outside third party?

•	Consistent with our usual practice, if you receive outside inquiries from the media or investors please do not respond. Outside inquiries should be referred to:

•	Media: Lori Conrad, lconrad@masonite.com

•	Investors: Marcus Devlin, mdevlin@masonite.com

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements present current forecasts and estimates of future events. These statements do not strictly relate to historical or current results and can be identified by words such as “anticipate,” “appear,” “assume,” “believe,” “estimate,” “expect,” “forecast,” “intend,” “likely,” “may,” “plan,” “project,” “seek,” “should,” “strategy,” “will,” “can,” “could,” “predict,” “future,” “potential,” “intend,” “forecast,” “look,” “build,” “focus,” “create,” “work,” “continue,” “target,” “poised,” “advance,” “drive,” “aim,” “approach,” “seek,” “schedule,” “position,” “pursue,” “progress,” “budget,” “outlook,” “trend,” “guidance,” “commit,” “on track,” “objective,” “goal,” “opportunity,” “ambitions,” “aspire” and variations of negatives of such terms or variations thereof. Other words and terms of similar meaning or import in connection with any discussion of future plans, actions, events or operating, financial or other performance identify forward-looking statements.

Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements regarding the transactions contemplated by the Arrangement Agreement (the “Agreement”) by and among Masonite International Corporation (“Masonite”), Owens Corning (“Owens Corning”), and MT Acquisition Co ULC (the “Transaction”), including the expected time period to consummate the Transaction, the anticipated benefits (including synergies) of the Transaction and integration and transition plans, opportunities, anticipated future performance, expected share buyback programs and expected dividends. All such forward-looking statements are based upon current plans, estimates, expectations and ambitions that are subject to risks, uncertainties, assumptions and other factors, many of which are beyond the control of Masonite and Owens Corning, that could cause actual results to differ materially from the results projected in such forward-looking statements. These risks, uncertainties, assumptions and other factors include, without limitation: statements regarding the expected timing and structure of the Transaction; the ability of the parties to complete the Transaction; the expected benefits of the Transaction, such as improved operations, enhanced revenues and cash flow, synergies, growth potential, market profile, business plans, expanded portfolio and financial strength; the timing, receipt and terms and conditions of any required governmental, court and regulatory approvals of the Transaction; the ability of Owens Corning to successfully integrate the operations of Masonite and to achieve expected synergies; cost reductions and/or productivity improvements, including the risk that problems may arise which may result in the combined company not operating as effectively and efficiently as expected; the occurrence of any event, change or other circumstances that could give rise to the termination of the Agreement; the possibility that Masonite’s shareholders may not approve the Transaction; the risk that the anticipated tax treatment of the Transaction is not obtained; the risk that the parties may not be able to satisfy the conditions to the Transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the Transaction; the risk that any announcements relating to the Transaction could have adverse effects on the market price of Masonite’s or Owens Corning’s common shares; the risk that the Transaction and its announcement could have an adverse effect on the parties’ business relationships and businesses generally, including the ability of Masonite and Owens Corning to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers, and on their operating results and businesses generally; unexpected future capital expenditures; potential litigation relating to the Transaction that could be instituted against Masonite and/or Owens Corning or their respective directors and/or officers; the risk that the combined company may not buy back shares; third party contracts containing material consent, anti-assignment, transfer or other provisions that may be related to the Transaction which are not waived or otherwise satisfactorily resolved; the competitive ability and position of Owens Corning following completion of the Transaction; legal, economic and regulatory conditions; and any assumptions underlying any of the foregoing; levels of residential and commercial or industrial construction activity; demand for Masonite and Owens Corning products; industry and economic conditions including, but not limited to, supply chain disruptions, recessionary conditions, inflationary pressures, interest rate and financial market volatility and the viability of banks and other financial institutions; availability and cost of energy and raw materials; levels of global industrial production; competitive and pricing factors; relationships with key customers and customer concentration in certain areas; issues related to acquisitions, divestitures and joint ventures or expansions; various events that could disrupt operations, including climate change, weather conditions and storm activity such as droughts, floods, avalanches and earthquakes, cybersecurity attacks, security threats and governmental response to them, and technological changes; legislation and related regulations or interpretations, in the United States or elsewhere; domestic and international economic and political conditions, policies or other governmental actions, as well as war and civil disturbance; changes to tariff, trade or investment policies or laws; uninsured losses, including those from natural disasters, catastrophes, pandemics, theft or sabotage; environmental, product-related or other legal and regulatory unforeseen or unknown liabilities, proceedings or actions; research and development activities and intellectual property protection; issues involving implementation and protection of information technology systems; foreign exchange and commodity price fluctuations; levels of indebtedness; liquidity and the availability and cost of credit; rating agency actions and Masonite’s and Owens Corning’s ability to access short-and long-term debt markets on a timely and affordable basis; the level of fixed costs required to run Masonite’s and Owen Corning’s businesses; levels of goodwill or other indefinite-lived intangible assets; labor disputes or shortages, changes in labor costs and labor difficulties; effects of industry, market, economic, legal or legislative, political or regulatory conditions outside of Masonite’s or Owens Corning’s control; and other factors detailed from time to time in Masonite’s and Owens Corning’s SEC filings.

All forward-looking statements in this communication should be considered in the context of the risks and other factors described above and in the specific factors discussed under the heading “Risk Factors” in both Masonite’s and Owens Corning’s most recent Annual Report on Form 10-K filed with the SEC, in each case as these risk factors are amended or supplemented by subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, which will be incorporated by reference into the Proxy Statement. Masonite’s reports that are filed with the SEC are available on Masonite’s website at https://investor.masonite.com/ and on the SEC’s website at http://www.sec.gov, and Owen Corning’s reports that are filed with the SEC are available on Owen Corning’s website at https://investor.owenscorning.com/investors and on the SEC website at http://www.sec.gov. Any forward-looking statements speak only as of the date the statement is made and neither Masonite nor Owen Corning undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. It is not possible to identify all of the risks, uncertainties and other factors that may affect future results. In light of these risks and uncertainties, the forward-looking events and circumstances discussed herein may not occur and actual results may differ materially from those anticipated or implied in the forward-looking statements. Accordingly, readers are cautioned not to place undue reliance on any forward-looking statements.

Additional Information and Where to Find It

In connection with the Transaction, Masonite expects to file with the SEC and furnish to its shareholders a proxy statement on Schedule 14A (the “Proxy Statement”), as well as other relevant documents regarding the Transaction. The information in the preliminary Proxy Statement will not be complete and may be changed. After filing its definitive Proxy Statement with the SEC, Masonite will mail its definitive Proxy Statement and a proxy card to Masonite’s shareholders entitled to vote at a special meeting relating to the Transaction, seeking their approval of the respective Transaction-related proposals. The Proxy Statement will contain important information about the Transaction and related matters. This communication is not a substitute for the Proxy Statement Masonite may file with the SEC in connection with the Transaction.

INVESTORS AND SECURITY HOLDERS OF MASONITE ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, AS WELL AS OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MASONITE, OWENS CORNING, THE TRANSACTION AND THE OTHER TRANSACTIONS CONTEMPLATED BY THE AGREEMENT THAT HOLDERS OF MASONITE’S SECURITIES SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING VOTING.

Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents filed with the SEC when available without charge through the website maintained by the SEC at www.sec.gov or, in the case of documents filed by Masonite, by directing a request to Marcus Devlin, Director, Investor Relations at investorrelations@masonite.com, or by calling 813-877-2726, or from Masonite’s website https://investor.masonite.com, or, in the case of documents filed by Owens Corning, by directing a request to Amber Wohlfarth, Vice President, Investor Relations at Amber.Wohlfarth@owenscorning.com, or by calling 419-248-5639, or from Owen Corning’s website https://investor.owenscorning.com/investors.

Participants in the Solicitation

Masonite and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the Transaction.

Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies in connection with the Transaction, including a description of their direct or indirect interests in the Transaction, by security holdings or otherwise, will be set forth in the Proxy Statement(s) and other relevant materials related to the Transaction when they are filed with the SEC.

Information regarding Masonite’s directors and executive officers, their ownership of Masonite common shares, and Masonite’s transactions with related parties is contained in the sections entitled “Proposal 1: Election of Directors,” “Security Ownership of Certain Beneficial Owners and Management,” and “Certain Relationships and Related Party Transactions” included in Masonite’s proxy statement for the 2023 annual meeting of shareholders, which was filed with the SEC on March 29, 2023 (and which is available at https://www.sec.gov/Archives/edgar/data/893691/000119312523083032/d326829ddef14a.htm), in the sections entitled “Directors, Executive Officers and Corporate Governance” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” included in Masonite’s Annual Report on Form 10-K for the year ended January 1, 2023, which was filed with the SEC on February 28, 2023 (and which is available at https://www.sec.gov/Archives/edgar/data/893691/000089369123000013/door-20230101.htm), and in Masonite’s Current Report on Form 8-K filed with the SEC on May 12, 2023 (and which is available at https://www.sec.gov//Archives/edgar/data/893691/000089369123000037/door-20230511.htm). To the extent holdings of Masonite securities by the directors and executive officers of Masonite have changed from the amounts of securities of Masonite held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. These documents can be obtained free of charge from the sources indicated in the previous section.